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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------


         Date of Report (Date of earliest event reported): May 16, 2008

                          COOPERATIVE BANKSHARES, INC.
               (Exact name of registrant as specified in charter)

NORTH CAROLINA                   0-24626                 56-1886527
(State or other                (Commission              (IRS Employer
jurisdiction of                File Number)            Identification No.)
incorporation)

               201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01     NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
              ------------------------------------------------------------------
              OR  STANDARD; TRANSFER OF LISTING.
              ---------------------------------

         As previously announced, Paul G. Burton, who was one of the independent directors of Cooperative Bankshares, Inc. (the "Company") and a member of the Company's Audit Committee, retired from the Company's Board of Directors on April 25, 2008 because he reached the mandatory retirement age set forth in the Company's Bylaws. On May 16, 2008, the Company received a letter from the Nasdaq Stock Market ("Nasdaq") notifying the Company that, as a result of the retirement of Mr. Burton from the Board, the Company was no longer in compliance with the requirements of Nasdaq Marketplace Rule 4350, which requires that the Company have three independent directors serving on its Audit Committee.

         On May 20, 2008, the Company appointed R. Allen Rippy, an independent director, to the Company's Audit Committee. In a subsequent letter to the Company, dated May 20, 2008, the Nasdaq staff confirmed that Mr. Rippy's appointment to the Audit Committee rendered the Company in compliance with Nasdaq Marketplace Rule 4350.

         A press release disclosing the Nasdaq letter and the appointment of Mr. Rippy to the Company's Audit Committee, dated May 20, 2008, is attached as
Exhibit 99.1 and is furnished herewith.

ITEM 8.01     OTHER EVENTS.
              ------------

         On May 20, 2008, the Company issued a press release announcing that on May 20, 2008, the Board of Directors declared the 2008 second quarter dividend of $0.05 per share. The dividend is payable on or about July 16, 2008, to stockholders of record as of July 1, 2008.

         The full text of the Company's press release dated May 20, 2008, issued in connection with the announcement, is attached as Exhibit 99.2 and is furnished herewith.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

         (d)  Exhibits

              Number   Description
              ------   -----------

              99.1     Press Release dated May 20, 2008
              99.2     Press Release dated May 20, 2008




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COOPERATIVE BANKSHARES, INC.


                                       /s/ Todd L. Sammons
                                       -----------------------------------------
                                       Todd L. Sammons
                                       Senior Vice President and Chief Financial
                                         Officer

Date:  May 20, 2008